UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Materials Under Rule 14a-12

BONE BIOLOGICS CORPORATION
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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BONE BIOLOGICS CORPORATION

2 Burlington Woods Drive, Ste 100

Burlington, MA 01803

July 11, 2022

Dear Stockholder:

You are cordially invited to attend the 2022 Annual Meeting of Stockholders of Bone Biologics Corporation to be held at 11:00 a.m. Eastern time on August 23, 2022 at Bone Biologics Corporation offices, 2 Burlington Woods Drive, Ste 100, Burlington, MA 01803. Stockholders may also listen via tele-conference at 520-525-8845.

We are pleased to take advantage of Securities and Exchange Commission rules that allow companies to furnish their proxy materials over the Internet. We are mailing to our stockholders a Notice of Internet Availability of Proxy Materials (“Notice and Access Card”), instead of a paper copy of our proxy materials and our 2021 Annual Report on Form 10-K to stockholders (the “2021 Annual Report”). The Notice and Access Card contains instructions on how to access those documents and to cast your vote via the Internet. The Notice and Access Card also contains instructions on how to request a paper copy of our proxy materials and our 2021 Annual Report. This process allows us to provide our stockholders with the information they need on a more timely basis, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials.

As more fully described in the attached Notice of Annual Meeting and the accompanying Notice and Access Card, at the Annual Meeting, our stockholders will consider and vote to (i) elect five directors to our Board of Directors; (ii) approve, in an advisory (non-binding) vote, our executive officer compensation; and (iii) ratify the appointment of Weinberg & Company, P.A., as our independent registered public accountant for the fiscal year ending December 31, 2022.

It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please vote as soon as possible to ensure that your shares will be represented and voted at the Annual Meeting. You may vote over the Internet, by telephone or, if you receive a paper proxy card in the mail, by mailing the completed proxy card. If you attend the Annual Meeting, then you may vote your shares in person even though you have previously voted your proxy. You may find directions at www.bonebiologics.com.

The Board of Directors recommends that you vote “FOR” the proposals presented in this proxy statement.

Sincerely,

/s/ Don Hankey
Don Hankey
Chairman of the Board of Directors

BONE BIOLOGICS CORPORATION

2 Burlington Woods Drive, Ste 100

Burlington, MA 01803

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 23, 2022

Notice is hereby given that an Annual Meeting of Stockholders of Bone Biologics Corporation for the fiscal year ended December 31, 2021 (“Annual Meeting”), will be held at 11:00 a.m. Eastern time on August 23, 2022 at Bone Biologics Corporation offices, 2 Burlington Woods Drive, Ste 100, Burlington, MA 01803, for the following purposes:

●	To elect five directors to our Board of Directors;

●	To approve, in an advisory (non-binding) vote, our executive officer compensation;

●	To ratify the appointment of Weinberg & Company, P.A., as our independent registered public accountant for the fiscal year ending December 31, 2022; and

●	To transact any other business as may properly come before the meeting or at any adjournment thereof.

We have fixed the close of business on June 24, 2022 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only our stockholders of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof.

We will be using the “Notice and Access” method of providing proxy materials to you via the Internet. We believe that this process will provide a convenient, economic and environmentally friendly way to access the proxy materials and authorize a proxy to vote your shares.

Stockholders may listen via tele-conference at 520-525-8845.

We made this proxy statement and our 2021 Annual Report on Form 10-K to Stockholders for the fiscal year ended December 31, 2021 available to stockholders on or about July 11, 2022.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 23, 2022:

The proxy statement, proxy card and 2021 Annual Report on Form 10-K to Stockholders for the fiscal year ended December 31, 2021 are available at the following website: www.bonebiologics.com. These documents are also available to any stockholder who wishes to receive a paper copy by calling 866-870-3684, visiting www.investorelections.com/BBLG or emailing paper@investorelections.com.

By Order of the Board of Directors,

/s/ Don Hankey
Don Hankey
Chairman of the Board of Directors

July 11, 2022

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO VOTE ELECTRONICALLY VIA THE INTERNET OR BY COMPLETING, SIGNING, DATING AND RETURNING THE PROXY/VOTING INSTRUCTION CARD. IF GIVEN, YOU MAY REVOKE YOUR PROXY BY FOLLOWING THE INSTRUCTIONS IN THE PROXY STATEMENT AND PROXY/VOTING INSTRUCTION CARD.

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BONE BIOLOGICS CORPORATION

2 Burlington Woods Drive, Ste 100

Burlington, MA 01803

PROXY STATEMENT

Annual Meeting of Stockholders to be Held on August 23, 2022

The Annual Meeting

This proxy statement is being furnished to the stockholders of Bone Biologics Corporation, a Delaware corporation (the “Company”), in connection with the solicitation of proxies by the Company’s Board of Directors (the “Board”) for use at the Annual Meeting to be held at 11:00 a.m. Eastern time on August 23, 2022, at Bone Biologics Corporation offices, 2 Burlington Woods Drive, Ste 100, Burlington, MA 01803, and at any adjournments or postponements thereof. Stockholders may also listen via tele-conference at 520-525-8845.

The purpose of the Annual Meeting is to consider and vote upon the following matters:

●	To elect five directors to our Board of Directors;

●	To approve, in an advisory (non-binding) vote, our executive officer compensation;

●	To ratify the appointment of Weinberg & Company, P.A., as our independent registered public accountant for the fiscal year ending December 31, 2022; and

●	To transact any other business as may properly come before the meeting or at any adjournment thereof.

Stockholders of the Company as of June 24, 2022, the Record Date, may vote in one of the following two ways whether or not you plan to attend the Annual Meeting: (1) by completing, signing, dating and returning the enclosed proxy card, or (2) by completing your proxy on the Internet at the address listed on the proxy card. It is important that you vote your shares whether or not you attend the meeting in person. If you attend the Annual Meeting, you may vote in person even if you have previously returned your proxy card or completed your proxy on the Internet. Shares represented by proxy will be voted in accordance with the instructions you provide to the individuals named on the proxy. If you provide no instruction, the shares will be voted for all of the proposals.

NO MATTER WHAT METHOD YOU ULTIMATELY DECIDE TO USE TO VOTE YOUR SHARES, WE URGE YOU TO VOTE PROMPTLY.

We have elected to provide access to our proxy materials to our stockholders via the Internet. Accordingly, on or about July 11, 2022, we will begin mailing a Notice of Internet Availability of Proxy Materials (the “Notice and Access Card”). Our proxy materials, including the Notice of 2022 Annual Meeting of Stockholders, this proxy statement and the accompanying proxy card or, for shares held in street name (i.e., held for your account by a broker or other nominee), a voting instruction form, and the 2021 Annual Report on Form 10-K to Stockholders (the “2021 Annual Report”), will be mailed or made available to stockholders on the Internet on or about the same date.

Record Date; Shares Entitled To Vote; Vote Required To Approve the Transaction

The Board has fixed the close of business on June 24, 2022 (the “Record Date”), as the date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. On the Record Date, 10,350,579 shares of our common stock, par value $0.001 per share (“Common Stock”) were issued and outstanding, and pursuant to our Bylaws, each outstanding share of Common Stock is entitled to one vote on each matter submitted to vote at a meeting of our stockholders.

A majority of the issued and outstanding shares of Common Stock entitled to vote, represented either in person or by proxy, is necessary to constitute a quorum for the transaction of business at the Annual Meeting. In the absence of a quorum, the Annual Meeting may be postponed from time to time until stockholders holding the requisite number of shares of our Common Stock are represented in person or by proxy. Broker non-votes and abstentions will be counted towards a quorum at the Annual Meeting. Broker non-votes will not count as votes for or against the proposals. Abstentions will count as votes against the ratification of the appointment of Weinberg & Company, P.A.

Solicitation, Voting and Revocation of Proxies

This solicitation of proxies is being made by our Board, and our Company will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communications by directors, officers and employees of our Company, who will not receive any additional compensation for such solicitation activities. We also will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders.

Shares of our Common Stock represented by a proxy properly signed and received at or prior to the Annual Meeting, unless properly revoked, will be voted in accordance with the instructions on the proxy. If a proxy is signed and returned without any voting instructions, shares of our Common Stock represented by the proxy will be voted “FOR” the proposals described in this proxy statement, and in accordance with the determination of the majority of our Board, as to any other matter which may properly come before the Annual Meeting, including any adjournment or postponement thereof. A stockholder may revoke any proxy given pursuant to this solicitation by: (i) delivering to our corporate secretary, prior to or at the Annual Meeting, a written notice revoking the proxy; (ii) delivering to our corporate secretary, at or prior to the Annual Meeting, a duly executed proxy relating to the same shares and bearing a later date; or (iii) voting in person at the Annual Meeting. Attendance at the Annual Meeting will not, in and of itself, constitute a revocation of a proxy. All written notices of revocation and other communications with respect to the revocation of a proxy should be addressed to:

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BONE BIOLOGICS CORPORATION

2 Burlington Woods Drive, Ste 100

Burlington, MA 01803

Attention: Corporate Secretary

Our Board of Directors is not aware of any business to be acted upon at the Annual Meeting other than consideration of the proposals described herein.

Internet Voting

In addition to marking, signing, dating and mailing the enclosed proxy card, you may vote over the Internet. Voting via the Internet is fast, convenient and your vote is immediately confirmed and tabulated. If you choose to vote via the Internet, instructions to do so are set forth on the enclosed proxy card. If you own your shares in your own name, you can vote via the Internet in accordance with the instructions provided on the proxy card. If your shares are held in “street name” by a bank, broker or other nominee, you can also vote via the Internet by following the voting instructions provided by your bank, broker or other nominee. You may need to contact your bank or broker to vote.

If you vote via the Internet, you do not have to mail in a proxy card, but your vote must be received by 11:59 p.m., Los Angeles Time, on August 22, 2022.

QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT AND ANNUAL MEETING

Q:	WHAT IS THIS PROXY STATEMENT AND WHY AM I RECEIVING A NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS?

A:	You are receiving this Notice of internet availability of proxy materials in connection with an Annual Meeting of stockholders called by our Board of Directors in connection with soliciting stockholder votes for the purpose of (i) electing five directors to our Board to serve for a term ending on the date of the next Annual Meeting of stockholders following the date such persons are elected as directors, or until their successors are duly elected and qualified; (ii) approve in an advisory (non-binding) vote, our executive officer compensation; and (iii) ratifying the appointment of Weinberg & Company, P.A. as our independent registered public accountant for the fiscal year ending December 31, 2022 in each case, as more fully described in this proxy statement. You have been sent this Notice of internet availability of proxy materials and the enclosed Notice and Access card because our Board of Directors is soliciting your proxy to vote at the Annual Meeting of stockholders called for the purpose of voting on the foregoing matters.

Q:	WHY DID I RECEIVE A NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS INSTEAD OF A FULL SET OF PROXY MATERIALS?

A:	Pursuant to rules adopted by the SEC, for most stockholders, we are providing access to our proxy materials over the Internet rather than printing and mailing our proxy materials. We believe following this process will expedite the receipt of such materials and will help lower our costs and reduce the environmental impact of our annual meeting materials. Therefore, the Notice and Access Card was mailed to holders of record and beneficial owners of our common stock starting on or about July 11, 2022. The Notice and Access Card provides instructions as to how stockholders may access and review our proxy materials, including the Notice of 2022 Annual Meeting of Stockholders, this proxy statement, the proxy card and our 2021 Annual Report on Form 10K, on the website referred to in the Notice and Access Card or, alternatively, how to request that a copy of the proxy materials, including a proxy card, be sent to them by mail. The Notice and Access Card also provides voting instructions. In addition, stockholders of record may request to receive the proxy materials in printed form by mail or electronically by e-mail on an ongoing basis for future stockholder meetings. Please note that, while our proxy materials are available at the website referenced in the Notice and Access Card and our Notice of 2022 Annual Meeting of Stockholders, this proxy statement and our 2021 Annual Report are available on our website. No other information contained on either website is incorporated by reference in, or considered to be a part of, this proxy statement.

Q:	WHAT INFORMATION IS CONTAINED IN THIS PROXY STATEMENT?

A:	The information included in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, compensation of our directors and most highly paid executive officers, and certain other required information.

Q:	WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING, AND WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSALS?

A:	Only holders of shares of our Common Stock, as of the Record Date, are entitled to vote at the Annual Meeting. As of June 24, 2022, the Record Date, there were 10,350,579 shares of our Common Stock issued and outstanding, and entitled to notice of and to vote at the Annual Meeting. For all matters each outstanding share of our common stock will be entitled to one vote on each matter. Under Delaware law, and pursuant to our Bylaws, a majority of the issued and outstanding shares of Common Stock entitled to vote, represented either in person or by proxy, is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Once a quorum is established, stockholder approval with respect to a particular proposal is generally obtained by the affirmative vote of a majority of our issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting, represented in person or by proxy, except for the election of directors which is determined by a simple plurality of the votes cast.

Q:	DOES OUR BOARD OF DIRECTORS RECOMMEND VOTING “FOR” THE PROPOSALS?

A:	Yes. Our Board of Directors unanimously recommends that our stockholders vote “FOR” each of the proposals described in this proxy statement.

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Q:	HOW MAY I VOTE ON THE PROPOSALS IF I OWN SHARES IN MY OWN NAME?

A:	If you own your shares in your own name, you may vote on the proposals presented in this proxy statement in one of the following two ways whether or not you plan to attend the Annual Meeting: (1) by completing, signing and dating the enclosed proxy card and returning it to the Company, or (2) by completing your proxy on the Internet at the address listed on the proxy card. It is important that you vote your shares whether or not you attend the meeting in person. If you provide no instructions, the shares will be voted “FOR”(i) the election of five nominees listed on the proxy card; (ii) the approval, in an advisory (non-binding) vote, our executive officer compensation and (iii) ratifying the appointment of Weinberg & Company, P.A. as our independent registered public accountant for the fiscal year ending December 31, 2022.

Q:	HOW MAY I VOTE ON THE PROPOSALS IF MY SHARES ARE HELD IN “STREET NAME” BY MY BROKER, BANK OR OTHER NOMINEE?

A:	If your shares are held in “street name” through a broker, bank or other nominee, you can also vote via the Internet by following the voting instructions provided by your bank, broker or other nominee. You may need to contact your bank or broker to vote. Brokerage firms do not have authority to vote shares for which their customers do not provide voting instructions except with respect to the ratification of Weinberg & Company, P.A. which is considered a routine matter. A broker, banker or other nominee no longer has discretion to vote for or against the election of directors or the approval of the executive officer compensation which are considered non-routine matters. Accordingly, we encourage you to provide instructions to your brokerage firm by signing and returning your proxy. This ensures your shares will be voted at the meeting.

Q:	CAN I CHANGE MY MIND AND REVOKE MY PROXY?

A:	Yes. If you are a stockholder of record, you may change your vote at any time before the polls close at the meeting. You may do this by (i) delivering to our corporate secretary, prior to or at the Annual Meeting, a written notice revoking the proxy; (ii) delivering to our corporate secretary, at or prior to the Annual Meeting, a duly executed proxy relating to the same shares and bearing a later date; or (iii) voting in person at the Annual Meeting. Attendance at the Annual Meeting, in and of itself, will not constitute a revocation of a proxy. If you hold your shares in “street name,” you may submit new voting instructions by contacting your broker, bank or other nominee. If you voted by Internet, you may change your vote at any time up until 11:59 p.m., Los Angeles time, on August 22, 2022, by resubmitting a new Internet vote. Your last Internet vote will be the one which is used for voting purposes.

Q:	CAN I VOTE MY SHARES IN PERSON?

A:	Yes. The Annual Meeting is open to all holders of our common stock as of the Record Date. To vote in person, you will need to attend the meeting and bring with you evidence of your stock ownership. If your shares are registered in your name, you will need to bring a copy of stock certificate(s) together with valid picture identification. If your shares are held in the name of your broker, bank or another nominee or you received your proxy materials electronically, you will need to bring evidence of your stock ownership, such as your most recent brokerage account statement, and valid picture identification.

Q:	DO I HAVE DISSENTERS’ RIGHTS IN CONNECTION WITH THE PROPOSALS?

A:	No. Under Delaware law, “dissenters’ rights” are not available in connection with the proposals presented in this proxy statement.

Q.	HOW MAY I REQUEST A SINGLE SET OF PROXY MATERIALS FOR MY HOUSEHOLD?

A:	If you share an address with another stockholder and have received multiple copies of our proxy materials, you may write us to request delivery of a single copy of these materials. Written requests should be made to Bone Biologics Corporation, Attention: Corporate Secretary, 2 Burlington Woods Drive, Ste 100, Burlington, MA 01803.

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Q.	WHAT SHOULD I DO IF I RECEIVE MORE THAN ONE SET OF VOTING MATERIALS?

A:	You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date, and return each proxy card and voting instruction card that you receive.

Q.	WHAT HAPPENS IF ADDITIONAL MATTERS ARE PRESENTED AT THE ANNUAL MEETING?

A:	Other than the proposals described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any reason any of our nominees are not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

Q.	IS MY VOTE CONFIDENTIAL?

A:	Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide on their proxy card written comments, which are then forwarded to Company management.

Q.	WHO IS PAYING FOR THIS PROXY SOLICITATION?

A:	Our Board of Directors is making this solicitation, and we will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communications by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

PROPOSAL I – ELECTION OF DIRECTORS

Our Board currently has five directors. The Board proposes that all of the nominees listed below, each of whom currently serves on the Board, be elected as directors to serve for a term ending on the date of the next Annual Meeting of stockholders following the date such persons are elected as directors, and until their successors are duly elected and qualified. The Nominating and Corporate Governance Committee has approved and recommended for election as directors at the Annual Meeting the nominees described in this proxy statement.

Each of the nominees has consented to serve if elected. If any of them becomes unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board. There are no family relationships between any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer. The affirmative vote of a plurality of the shares of Common Stock represented at the Annual Meeting is required to elect each director.

Name	Age	Position
Don Hankey	78	Chairman of the Board of Directors
Stephen R. LaNeve	61	Director
Bruce Stroever	70	Director
Erick Lucera	53	Director
Siddhesh Angle	37	Director

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The biographies and work experience of each of our nominees for directors is set forth under “Directors, Executive Officers, Promoters and Control Persons” beginning on page 11 of this proxy statement.

Vote Required and Recommendation of Board of Directors

The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked “WITHHELD” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

The Board of Directors Recommends a Vote “For” Each of the Nominees Listed Above.

PROPOSAL II – ADVISORY VOTE ON EXECUTIVE COMPENSATION

This proposal, commonly known as a “say-on-pay” proposal, gives you as a stockholder the opportunity to endorse or not endorse our executive pay practices. This vote is intended to provide an overall assessment of our executive compensation program rather than focus on any specific item of compensation. The goal for our executive compensation program is to motivate and retain highly-talented executives who are critical to the successful implementation of our strategic business plan.

We invite you to consider the details of our executive compensation program provided in the tables and narrative discussion relating to the program. These will provide you with the individual elements of our compensation program and allow you to view the trends in compensation for the years presented.

We request stockholder approval of the compensation of our named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules, which disclosures include the compensation tables and the narrative discussion pertaining to compensation. As an advisory vote, this proposal is not binding upon our Board of directors or us. However, we expect that our compensation committee, which is responsible for designing and administering our executive compensation program, will consider the outcome of the vote when making future compensation decisions for our named executive officers. Accordingly, we are asking you to approve the following resolution:

RESOLVED, that the compensation paid to the named executive officers of Bone Biologics Corporation, as disclosed in the 2021 Proxy Statement of Bone Biologics Corporation pursuant to Item 402 of SEC Regulation S-K, including the compensation tables and narrative discussion, hereby is approved.

Recommendation of the Board

Our Board of directors unanimously recommends that you vote “FOR” the approval, on an advisory basis, of the compensation of our named executive officers. Proxies received will be so voted unless stockholders vote otherwise via the Internet or specify otherwise in their completed and returned proxy cards.

PROPOSAL III – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

The Audit Committee of our Board has appointed Weinberg & Company, P.A. to act as our independent registered public accounting firm for the fiscal year ending December 31, 2022, and recommends that our stockholders vote to ratify such appointment. Representatives of Weinberg & Company, P.A. are not expected to present at the Annual Meeting.

In the event of a negative vote on such ratification, the Board will reconsider its selection. No determination has been made as to what action the Board would take if the stockholders do not ratify the appointment.

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Principal Accountant Fees and Services

The following table sets forth the aggregate fees billed to us during the years ended December 31, 2021 and 2020.

Audit Fees

	2021	2020
Weinberg & Company, P.A.	$107,801	$37,565

Audit Related Fees

There were no fees billed to the Company by Weinberg & Company, P.A. for assurance and related services that are reasonably related to the performance of the audit related fees.

Tax Fees

There were no fees billed to the Company that are reasonably related to the performance of the tax preparation.

Audit Committee Pre-Approval Policies and Procedures. The audit committee pre-approves all audit and permissible non-audit services provided by our independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. The audit committee has adopted policies and procedures for the pre-approval of services provided by our independent registered public accounting firm. The policies and procedures provide that management and our independent registered public accounting firm jointly submit to the audit committee a schedule of audit and non-audit services for approval as part of the annual plan for each year. In addition, the policies and procedures provide that the audit committee may also pre-approve particular services not in the annual plan on a case-by-case basis. For each proposed service, management must provide a detailed description of the service and the projected fees and costs (or a range of such fees and costs) for the service. The policies and procedures require management and our independent registered public accounting firm to provide quarterly updates to the audit committee regarding services rendered to date and services yet to be performed.

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Vote Required and Recommendation of Board of Directors

Under Delaware law and pursuant to our Bylaws, the proposal to ratify Weinberg & Company, P.A.as our independent registered public accounting firm for the fiscal year ending December 31, 2022, will be approved by the affirmative vote of a majority of our issued and outstanding shares of Common Stock entitled to vote at meeting, represented in person or by proxy.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF WEINBERG & COMPANY, P.A. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of June 24, 2022, regarding the beneficial ownership of our common stock by:

●	each person known by us to be a beneficial owner of more than five percent of our outstanding common stock;

●	each of our directors and director nominee;

●	each of our named executive officers; and

●	all directors and executive officers as a group.

The amounts and percentage of common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed a beneficial owner of securities as to which he has no economic interest. Except as indicated by footnote, the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

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Name of Beneficial Owner or Identity of Group	Title of Class	Shares(1)		Percentage

5% or greater stockholders:

Hankey Capital, LLC 4751 Wilshire Blvd #110 Los Angeles, CA 90010	Common Stock	7,519,991	(2)	69.5%

Executive Officers and Directors:

Don R. Hankey 4751 Wilshire Blvd #110 Los Angeles, CA 90010	Common Stock	7,678,343	(2)(3)	70.9%

Stephen LaNeve, 2 Burlington Woods Drive, Ste 100, Burlington, MA 01803	Common Stock	-		-

Jeffrey Frelick, 2 Burlington Woods Drive, Ste 100, Burlington, MA 01803	Common Stock	105,485	(4)	1.0%

Deina H. Walsh, 2 Burlington Woods Drive, Ste 100, Burlington, MA 01803	Common Stock	25,000	(5)	0.2%

Bruce Stroever, 2 Burlington Woods Drive, Ste 100, Burlington, MA 01803	Common Stock	11,671	(6)	0.1%

Erick Lucera, 2 Burlington Woods Drive, Ste 100, Burlington, MA 01803	Common Stock	31,671	(7)	0.3%

Siddhesh Angle, 2 Burlington Woods Drive, Ste 100, Burlington, MA 01803	Common Stock	31,671	(8)	0.3%

Total Officers and Directors as a Group (7 persons)	Common Stock	7,883,842	(9)	71.5%

(1)	Based on 10,350,579 issued and outstanding shares. The number of shares issued and outstanding that was used to calculate the percentage ownership of each listed person includes the shares underlying convertible debt, stock options and warrants that are exercisable 60 days from our report date.

(2)	Consists of 7,043,801 shares and 476,190 shares issuable upon exercise of Public Warrants.

(3)	Mr. Hankey is the Manager of Hankey Capital. Mr. Hankey is the beneficial owner of 7,678,343 shares of the Company consisting of 7,043,801 shares owned by Hankey Capital, 126,656 shares owned by the Don Hankey Trust (the “Trust”) of which Mr. Hankey is the Trustee, 31,696 shares held by H&H Funding LLC of which Mr. Hankey is the sole manager and 476,190 shares issuable upon exercise of Public Warrants. The Trust owns 86.41% of Hankey Capital. Don Hankey is the manager of Hankey Capital.

(4)	Includes 102,389 shares underlying stock options exercisable within 60 days.

(5)	Includes 25,000 shares underlying stock options exercisable within 60 days.

(6)	Includes 11,671 shares underlying stock options exercisable within 60 days.

(7)	Includes 31,671 shares underlying stock options exercisable within 60 days.

(8)	Includes 31,671 shares underlying stock options exercisable within 60 days.

(9)	Consists of 7,205,250 shares, 476,190 shares issuable upon exercise of Public Warrants and 202,402 shares underlying stock options exercisable within 60 days.

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DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND

CONTROL PERSONS; COMPLIANCE WITH SECTION 16(a) OF THE

SECURITIES EXCHANGE ACT

The following table and biographical summaries set forth information, including principal occupation and business experience, about our directors and executive officers as of the date of this prospectus:

Name	Age	Position
Jeffrey Frelick	57	Chief Executive Officer and President
Deina H. Walsh	57	Chief Financial Officer
Don Hankey	78	Chairman of the Board of Directors
Stephen R. LaNeve	61	Director
Bruce Stroever	70	Director
Erick Lucera	53	Director
Siddhesh Angle	37	Director

Jeffrey Frelick: Chief Executive Officer and President

Jeffrey Frelick serves as the President and Chief Executive Officer of Bone Biologics, bringing more than 25 years of leadership, operational, and investment experience in the life science industry. He joined Bone Biologics in 2015 as the company’s Chief Operating Officer and assumed his current role in June 2019. Prior to Bone Biologics, Mr. Frelick spent 15 years on Wall Street as a sell-side analyst following the med-tech industry at investment banks Canaccord Genuity, ThinkEquity and Lazard. He also previously worked at Boston Biomedical Consultants where he provided strategic planning assistance, market research data and due diligence for diagnostic companies. He began his career at Becton Dickinson in sales and sales management positions after gaining technical experience as a laboratory technologist with Clinical Pathology Facility. Mr. Frelick received a B.S. in Biology from University of Pittsburgh and an M.B.A. from Suffolk University’s Sawyer Business School.

Deina H. Walsh: Chief Financial Officer

Deina Walsh has served as our Chief Financial Officer since November 2014. She is a certified public accountant and owner/founder of DHW CPA, PLLC a Public Companies Accounting Oversight Board (PCAOB) registered firm since 2014. Prior to forming her firm, Ms. Walsh has 13 years at a public accounting firm where as a partner she was actively responsible for leading firm audit engagements of publicly held entities in accordance with PCAOB standards and compliance with SEC regulations, including internal control requirements under section 404 of the Sarbanes-Oxley Act. Ms. Walsh had a global client base including entities throughout the United States, Canada and China. These entities encompass a diverse range of industries including manufacturing, wholesale, life sciences, pharmaceuticals, and technology. Her experience includes work with start-up companies and well-established operating entities. She has assisted many entities seeking debt and equity capital. Areas of specialty include mergers, acquisitions, reverse mergers, consolidations, complex equity structures, foreign currency translations and revenue recognition complexities. Ms. Walsh has an Associates of Science Degree in Business Administration from Monroe Community College and a Bachelor of Science Degree in Accounting from the State University of New York at Brockport.

Don Hankey: Chairman of the Board of Directors

Mr. Hankey has served as Chairman of the Board of Directors since 2018. Mr. Hankey holds his BA and post-graduate work from the University of Southern California. At age 27, Mr. Hankey became Vice President of a major investment banking firm, which would later become part of USB Paine Weber. Mr. Hankey acquired Midway Ford in 1972 and founded Hankey Investment Company. During the 1980s, Mr. Hankey’s organization grew its portfolio and established a foothold in the financial services industry. Mr. Hankey has incorporated technology into every aspect of the Hankey Group of companies improving efficiencies and outcomes. Mr. Hankey has been the manager of Hankey Capital, LLC, since its formation in 2002. Given Mr. Hankey’s financial experience, the Company believes he is well qualified to serve as the Chairman of the Board of Directors.

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Stephen R. LaNeve: Director

Mr. LaNeve has served on the Company’s Board of Directors since 2015 bringing thirty-five years of medical device experience. From 2019 to the present, Mr. La Neve has served as President of Global Medical’s (an orthopedic device company) international business. Previously, Mr. La Neve was Chief Executive Officer of the Company from 2015 to 2019. Mr. La Neve held leadership roles in the medical device and diagnostic segments which include: CEO and president of Etex Corporation; president of Becton Dickinson’s Pre-Analytical Systems business; president of Medtronic’s $3.5b Spine and Biologics business; and president of Medtronic’s then second largest country business unit, Medtronic Japan. He also served as senior vice president and executive vice president at Premier, one of the largest GPOs in the United States and ran the global Injection Systems business unit for Becton Dickinson. Additionally, Mr. LaNeve has held a number of commercial leadership roles at Becton Dickinson, Roche Diagnostics and E Merck Diagnostic Systems in sales, marketing, strategic planning and project management both in the US and outside the US. He serves on the board of directors for SkelRegen, LLC and Life Science Enterprise, and has served on the Board of Rapid Pathogen Screening, Inc. (RPS) up through its sale of the eye-care business. Mr. La Neve has consulted for private equity companies in the medical device area. Mr. LaNeve holds a B.S. in Health Planning and Administration from the Pennsylvania State University, an M.B.A. from West Chester University, and is a member of the Omicron Delta Epsilon honor society for academic excellence in economics. Given Mr. Laneve’s extensive experience in leadership roles in the biotech industry and the continuity he brings to the Board of Directors, we believe he is well qualified to serve as a member of the Board of Directors.

Bruce Stroever: Director

Mr. Stroever has served on Biologics board of directors since 2012, bringing forty years of product development and general management experience in the medical device and orthobiologics fields. Mr. Stroever most recently served as President and Chief Executive Officer at MTF until he retired in 2020 after 32 years of service. Under Mr. Stroever’s leadership, MTF grew to be the largest tissue bank in the world. From 1971 to 1988, Mr. Stroever held several positions with Ethicon, Inc., a Johnson & Johnson, Inc. subsidiary. Mr. Stroever served on the advisory board for the New Jersey Organ and Tissue Sharing Network. He was also elected to the Board of Governors of the American Association of Tissue Banks for a three-year term in 1999 and subsequently in 2012. He was a founding member of the Tissue Policy Group subsidiary of the AATB and served as its Chairman for two terms. Mr. Stroever received his B.E. in Mechanical/Chemical Engineering from Stevens Institute of Technology in 1972 and a Masters of Science in Bioengineering from Columbia University in 1977. Given Mr. Stroever’s educational background , his senior management experience in our industry and the continuity he brings to the Board of Directors, .we believe that Mr. Stroever is well qualified to serve as a member of the Board of Directors.

Erick Lucera: Director

Mr. Lucera’s appointment to the Board became effective upon completion of the October 2021 Primary Offering. From 2020 to the present, Mr. Lucera served as Chief Financial Officer of AVEO Oncology, a public biotech company. From 2016 to 2020, Mr. Lucera served as Chief Financial Officer, Treasurer and Secretary of VALERITAS, a publicly held medical device company. From 2017 to the present, Mr. Lucera has served as a member of the Board of Directors and Audit Chairman of Beyond Air, a publicly held medical device company. From 2015 to 2016, Mr. Lucera served as Chief Financial Officer, Treasurer and Secretary of VIVENTIA Bio, a privately held biotech company. From 2012 to 2015, Mr. Lucera served as Vice President, Corporate Development of Aratana Therepeutics, a publicly held biotech company. In 2012, Mr. Lucera served as Vice President, Corporate Development of Sunshine Heart, a publicly held medical device manufacturer. From 2008 to 2011, Mr. Lucera served as Vice President, Healthcare Analyst at Eaton Vance. From 2004 to 2008, he served as Portfolio Manager, Triathlon Life Sciences Fund. From 1995 to 2004, he served as Senior Vice President and Principal of Independence Investments, as head of healthcare research team. From 1990 to 1993, Mr. Lucera served as Staff Accountant at Price Waterhouse. Given Mr. Lucera’s extensive experience in strategic planning and finance, we believe that Mr. Lucera is well qualified to serve as a member of the Board of Directors.

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Siddhesh (Sid) R. Angle: Director

Dr. Angle’s appointment to the Board became effective upon completion of October 2021 Offering. From 2018 to the present, Dr. Angle is Co-Founder, President and Chief Executive Officer of Regenosine, an early stage start-up for osteoarthritic disease. From 2021 to present, Dr. Angle also serves on the Executive Team of Vetosine, an animal health affiliate of Regenosine. From 2020 to 2021, Dr. Angle was Associate Director, Innovation Commercialization at NYU Langone. From 2017 to 2020, Dr. Angle was Program Manager, Innovation Commercialization at NYU Langone. From 2013 to 2017, Dr. Angle worked in various R&D capacities at Zimmer Biomet, culminating as R&D manager of global orthobiologics. From 2011 to 2013, Dr. Angle served as Research Scientist at Carnegie Mellon University. Given Mr. Angle’s extensive background in research and development, we believe that Mr. Angle is well qualified to serve as a member of the Board of Directors.

Family Relationships

None.

Board of Directors and Corporate Governance

Our Board of Directors consists of five (5) members, consisting of Don Hankey, Bruce Stroever, Stephen R. LaNeve, Erick Lucera, and Sid Angle.

Board Committees

Our Board of Directors has appointed an audit committee, nominating and corporate governance committee and compensation committee. The Board of Directors met or acted by written consent three times during 2021.

Audit Committee

The audit committee is responsible for overseeing: (i) our accounting and reporting practices and compliance with legal and regulatory requirements regarding such accounting and reporting practices; (ii) the quality and integrity of our financial statements; (iii) our internal control and compliance programs; (iv) our independent auditors’ qualifications and independence and (v) the performance of our independent auditors and our internal audit function. In so doing, the audit committee maintains free and open means of communication between our directors, internal auditors and management.

The Audit Committee consists of Bruce Stroever, Erick Lucera, and Sid Angle, with Mr. Lucera acting as Chairman and the Audit Committee financial expert. The Audit Committee met or acted by written consent once during 2021.

Compensation Committee

The compensation committee is responsible for reviewing and approving the compensation of our executive officers and directors and our performance plans and other compensation plans. The compensation committee makes recommendations to our Board of Directors in connection with such compensation and performance plans.

The Compensation Committee consists of Bruce Stroever, Erick Lucera, and Sid Angle, with Mr. Stroever acting as Chairman. The Compensation Committee met or acted by written consent once during 2021.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee is responsible for (i) identifying, screening and reviewing individuals qualified to serve as directors (consistent with criteria approved by our Board of Directors) and recommending to our Board candidates for nomination for election at the annual meeting of shareholders or to fill board vacancies or newly created directorships; (ii) developing and recommending to our Board of Directors and overseeing the implementation of our corporate governance guidelines (if any); (iii) overseeing evaluations of our Board of Directors and (iv) recommending to our Board of Directors candidates for appointment to board committees.

The Nominating and Corporate Governance Committee consists of Bruce Stroever, Erick Lucera, and Sid Angle, with Dr. Angle acting as Chairman.

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Code of Ethics

The Company adopted a formal code of ethics within the meaning of Item 406 of Regulation S-K promulgated under the Securities Act, that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that that establishes, among other things, procedures for handling actual or apparent conflicts of interest. Our Code of Ethics is available at our website www.bonebiologics.com/investor-relations/corporate-governance/.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company during the fiscal year ended December 31, 2021, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with except Erick Lucera and Sid Angle each failed to file two reports of one transaction and Jeffrey Frelick and Deina Walsh each failed to file one report of one transaction.

Indemnification Agreements

Our Board has approved a form of indemnification agreement for our directors and executive officers (“Indemnification Agreement”). Following Board approval, we entered into Indemnification Agreements with each of our current directors and executive officers.

The Indemnification Agreement provides for indemnification against expenses, judgments, fines and penalties actually and reasonably incurred by an indemnitee in connection with threatened, pending or completed actions, suits or other proceedings, subject to certain limitations. The Indemnification Agreement also provides for the advancement of expenses in connection with a proceeding prior to a final, non-appealable judgment or other adjudication, provided that the indemnitee provides an undertaking to repay to us any amounts advanced if the indemnitee is ultimately found not to be entitled to indemnification by us. The Indemnification Agreement sets forth procedures for making and responding to a request for indemnification or advancement of expenses, as well as dispute resolution procedures that will apply to any dispute between us and an indemnitee arising under the Indemnification Agreement.

The foregoing description is qualified in its entirety by reference to the form of Indemnification Agreement filed as Exhibit 10.17 to the Current Report on Form 8-K filed on September 25, 2014.

Report of the Audit Committee

The Audit Committee provides assistance to our Board of Directors in fulfilling its oversight responsibility to the company’s stockholders, potential stockholders, the investment community, and others relating to our financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of our financial statements and the ethics programs when established by our management and our Board of Directors. The Audit Committee has the sole authority (subject, if applicable, to stockholder ratification) to appoint or replace the outside auditors and is directly responsible for determining the compensation of the independent auditors.

The Audit Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. In discharging its oversight role, the Audit Committee is empowered to investigate any matter brought to its attention, with full access to all of our books, records, facilities and personnel, and to retain its own legal counsel and other advisers as it deems necessary or appropriate.

As part of its oversight of our financial statements, the Audit Committee reviewed and discussed with both management and its outside auditors our interim financial statements and annual audited financial statements that are included in our Quarterly Reports on Form 10-Q and Annual Report on Form 10-K, respectively. Our management advised the Audit Committee in each case that all such financial statements were prepared in accordance with accounting principles generally accepted in the United States of America and reviewed significant accounting issues with the Audit Committee. These reviews included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards (SAS) No. 16 (Communication with Audit Committees).

During the year ended December 31, 2021, Weinberg & Company, P.A. served as our independent registered public accounting firm and audited our financial statements for the year ended December 31, 2021. Weinberg & Company, P.A. did not have any financial interest, direct or indirect, in our company, and did not have any connection with our company except in its professional capacity as our independent auditors.

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The Audit Committee discussed with Weinberg & Company, P.A., the auditors of our 2021 annual financial statements, matters relating to its independence, including a review of audit and non-audit fees and the letter and written disclosures made by Weinberg & Company, P.A. to the Audit Committee pursuant to Public Company Accounting Oversight Board (United States) Rule 3526.

Audit and non-audit services to be provided by Weinberg & Company, P.A. are subject to the prior approval of the Audit Committee. In general, the Audit Committee’s policy is to grant such approval where it determines that the non-audit services are not incompatible with maintaining the independent registered public accounting firm’s independence and there are cost or other efficiencies in obtaining such services from the independent registered public accounting firm as compared to other possible providers.

Taking all of these reviews and discussions into account, the Audit Committee recommended to our Board of Directors that the Board approve the inclusion of our audited financial statements in our 2021 Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC.

Respectfully submitted,

Audit Committee:

Erick Lucera, Chairman

Board Leadership Structure and Role in Risk Oversight

The Board of Directors believes it is important to select the Company’s Chairman and Chief Executive Officer in the manner it considers in the best interests of the Company at any given time. The Board of Directors has elected a Chairman of the Board who is different from the Company’s Chief Executive Officer.

The Board of Directors currently includes four individuals who are independent from the management of the Company and, assuming that these nominees are elected at the Annual Meeting, these members of the Board will continue to be independent directors. The Board of Directors and its committees meet regularly throughout the year to assure that the independent directors are well briefed and informed with regard to the Company’s affairs. Independent directors have unfettered access to any employee within the Company and are encouraged to call upon whatever employee he deems fit to secure the information each director feels is important to their understanding of our Company. In this fashion, we seek to maintain well informed, independent directors who are prepared to make informed decisions regarding our business affairs.

Management is responsible for the day-to-day management of risks the Company faces, while the Board of Directors as a whole plays an important role in overseeing the identification, assessment and mitigation of such risks. The Board of Directors reviews information regarding the Company’s finances and operations, as well as the risks associated with each. For example, the oversight of financial risk management lies primarily with the Board’s Audit Committee, which is empowered to appoint and oversee our independent auditors, monitor the integrity of our financial reporting processes and systems of internal controls and provide an avenue of communication among our independent auditors, management and the Board of Directors. The Company’s Compensation Committee is responsible for overseeing the management of risks relating to the Company’s compensation plans and arrangements. In fulfilling its risk oversight responsibility, the Board of Directors, as a whole and acting through any established committees, regularly consults with management to evaluate and, when appropriate, modify our risk management strategies.

Board (and Committee) Meetings and Attendance

For the fiscal year ended December 31, 2021, each of our directors has attended 75% or more of the aggregate number of meetings of the Board, and the committee(s) of the Board on which he serves. Each director is expected to attend and participate in, either in person or by means of telephonic or video conference, all scheduled meetings of the Board and all meetings of the committees of the Board on which such director serves, and all scheduled meetings of stockholders of the Company. All of our current directors are expected to attend the Annual Meeting via teleconference.

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Communications with the Board of Directors

Stockholders may communicate directly with the Board by writing to them at Board of Directors, c/o Corporate Secretary, Bone Biologics Corporation, 2 Burlington Woods Drive, Ste 100, Burlington, MA 01803. Such communications will be forwarded to the director or directors to whom it is addressed, except for communications that are (1) advertisements or promotional communications, (2) solely related to complaints with respect to ordinary course of business issues, or (3) clearly unrelated to the Company’s business, industry, management or Board or committee matters.

Legal Proceedings

In July 2019, Dr. Bessie (Chia) Soo and Dr. Kang (Eric) Ting (“Plaintiffs”) filed a complaint (the “Complaint”) in federal court in Massachusetts against the Company, Bruce Stroever (“Stroever”), John Booth (“Booth”), Stephen LaNeve (“LaNeve”, and together with Stroever and Booth, the “Individual Defendants”), and MTF Biologics (f/k/a The Musculoskeletal Transplant Foundation, Inc.) (“MTF”). The Complaint alleges claims for breach of contract against the Company and tortious interference with contract against the Individual Defendants and MTF arising from the termination of the Professional Service Agreements, dated as of January 8, 2016, between the Company and each of the Plaintiffs. The Individual Defendants have been sued for actions taken by them in connection with their service to the Company as directors and/or officers of the Company. As such, the Company has certain indemnification obligations to the Individual Defendants. The Company and the Individual Defendants intend to vigorously defend against the allegations in the Complaint. Based on the very early stage of the litigation, it is not possible to estimate the amount or range of any possible loss arising from the expenditure of defense fees, a judgment or settlement of the matter.

In the normal course of our business, we may periodically become subjected to various lawsuits. However, there are currently no legal actions pending against us or, to our knowledge, are any such proceedings contemplated.

DIRECTOR AND EXECUTIVE OFFICER COMPENSATION

Executive Compensation

The table below summarizes the compensation earned for services rendered to us in all capacities, for the fiscal years indicated, by its named executive officers:

Name and Principal Position	Year	Salary	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation($)	Deferred Compensation ($)(1)	All Other Compensation ($)	Total Compensation ($)

Jeffrey Frelick, Chief Executive Officer and President	2021	$245,000		$-	$-		$45,000		$290,000
	2020	$240,000		$-	$-		$60,000		$300,000

Deina Walsh, Chief Financial Officer(2)	2021	$-		$-	$-		$-	$21,100	$21,100
	2020	$-		$-	$-		$-	$-	$-

(1)	Pursuant to the October 2016 Note Purchase Agreement, the Company’s management had agreed to defer 20% of earned compensation. This stipulation was met with the closing of the October 2021 Primary Offering.
(2)	From June 28, 2019 through January 2, 2022, Ms. Deina Walsh, the Company’s Chief Financial Officer, was employed through an independent contractor agreement. On December 17, 2021, Bone Biologics Corporation entered into a revised employment agreement with Ms. Walsh to become full time. The employment agreement was effective January 3, 2022.

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Our 2015 Equity Incentive Plan was approved by majority shareholder consent on December 30, 2015 and all options outstanding as of the effective date were cancelled and re-issued under the new plan at current plan terms.

●	Base Salary: The Company’s base salaries are designed as a means to provide a fixed level of compensation in order to attract and retain talent. The base salaries of our named executive officers depend on their job responsibilities, the market rate of compensation paid by companies in our industry for similar positions, our financial position and the strength of our business.

●	Performance-Based Cash Awards: As part of the Company’s executive compensation program, the board intends to establish an annual performance-based cash award program for our executive officers and other key employees based upon individual performance and the Company’s performance. The award program will also be designed to reinforce the Company’s goals and then current strategic initiatives. The annual performance-based cash awards will be based on the achievement of Company and individual performance metrics established at the beginning of each fiscal year by the compensation committee and our Board of Directors. Following the end of each fiscal year, the compensation committee will be responsible for determining the bonus amount payable to the executive officer based on the achievement of the Company’s performance and the individual performance metrics established for such executive.

●	Long-Term Equity Awards: Our Board of Directors believes that equity ownership by our executive officers and key employees encourages them to create long-term value and aligns their interest with those of our stockholders. We grant annual equity awards to our executive officers under our 2015 Equity Incentive Plan. Our Board of Directors adopted and approved the following 2015 Equity Incentive Plan and intends to submit it for approval by our stockholders.

●	2015 Equity Incentive Plan: The Company has 560,000 shares of Common Stock authorized and reserved for issuance under our 2015 Equity Incentive Plan for option awards. This reserve may be increased by the Board each year by up to the number of shares of stock equal to 5% of the number of shares of stock issued and outstanding on the immediately preceding December 31. Appropriate adjustments will be made in the number of authorized shares and other numerical limits in our 2015 Equity Incentive Plan and in outstanding awards to prevent dilution or enlargement of participants’ rights in the event of a stock split or other change in our capital structure. Shares subject to awards granted under our 2015 Equity Incentive Plan which expire, are repurchased or are cancelled or forfeited will again become available for issuance under our 2015 Equity Incentive Plan. The shares available will not be reduced by awards settled in cash. Shares withheld to satisfy tax withholding obligations will not again become available for grant. The gross number of shares issued upon the exercise of stock appreciation rights or options exercised by means of a net exercise or by tender of previously owned shares will be deducted from the shares available under our 2015 Equity Incentive Plan.

●	Awards may be granted under our 2015 Equity Incentive Plan to our employees, including officers, director or consultants, and our present or future affiliated entities. While we may grant incentive stock options only to employees, we may grant non-statutory stock options, stock appreciation rights, restricted stock purchase rights or bonuses, restricted stock units, performance shares, performance units and cash-based awards or other stock based awards to any eligible participant.

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●	The 2015 Equity Incentive Plan will be administered by our compensation committee. Subject to the provisions of our 2015 Equity Incentive Plan, the compensation committee determines, in its discretion, the persons to whom, and the times at which, awards are granted, as well as the size, terms and conditions of each award. All awards are evidenced by a written agreement between us and the holder of the award. The compensation committee has the authority to construe and interpret the terms of our 2015 Equity Incentive Plan and awards granted under our 2015 Equity Incentive Plan.

Our Board of Directors approved the following compensation for our named executive officers:

Jeffrey Frelick, Chief Executive Officer and President:

Base Salary: Mr. Frelick’s base salary is $300,000.

Bonus: During each calendar year, Mr. Frelick shall be eligible to earn an annual target bonus of fifty percent (50%) of his base salary as in-effect for the applicable calendar year, subject to the achievement of personal and corporate objectives or milestones to be established by the board of directors, or any compensation committee thereof, (after considering any input or recommendations from Mr. Frelick) within sixty (60) days following the beginning of each calendar year during Mr. Frelick’s employment. In order to earn the annual bonus under this provision, the applicable objectives must be achieved and Mr. Frelick must be employed by Company at the time the annual bonus is distributed by Company. The annual bonus, if any, shall be paid on or before March 15th of the calendar year following the year in which it is considered earned. The actual annual bonus paid may be more or less than fifty percent (50%) of Mr. Frelick’s base salary.

There was no bonus accrual during the years ended December 31, 2021 and 2020.

Stock Options: On January 1, 2022, Mr. Frelick received a stock option grant whereby he is entitled to 50,000 shares of Common Stock of the Company as of the date of the grant on the condition that i) the exercise price will be the current market price on the date of the grant; and ii) the options will be issued with a two-year maturity. Any portion of this stock option grant that is not exercised on the date of termination shall be forfeited on such date of termination except: (i) in the case of Termination by the Company Without Cause; and (ii) upon a Change in Control (as defined in the Equity Incentive Plan) of the Company. To allow Mr. Frelick to prevent or mitigate dilution of his equity interests in the Company, in connection with each financing, Mr. Frelick will be provided an opportunity to invest in the Company such that his interest, at his option, remains undiluted or partially diluted.

Deina H. Walsh, Chief Financial Officer:

Ms. Walsh was retained through an independent contractor agreement through December 31, 2021. On December 17, 2021, Bone Biologics Corporation entered into a revised Employment Agreement with Deina H. Walsh. The Employment Agreement is effective January 3, 2022.

Base Salary: Ms. Walsh’s base salary is $200,000.

Bonus: During each calendar year, Ms. Walsh shall be eligible to earn an annual target bonus of twenty-five percent (25%) of her base salary as in-effect for the applicable calendar year, subject to the achievement of personal and corporate objectives or milestones to be established by the board of directors, or any compensation committee thereof, (after considering any input or recommendations from Ms. Walsh) within sixty (60) days following the beginning of each calendar year during Ms. Walsh’s employment. In order to earn the annual bonus under this provision, the applicable objectives must be achieved and Ms. Walsh must be employed by Company at the time the annual bonus is distributed by Company. The annual bonus, if any, shall be paid on or before March 15th of the calendar year following the year in which it is considered earned. The actual annual bonus paid may be more or less than twenty-five percent (25%) of Ms. Walsh’s base salary.

Stock Options: Ms. Walsh received a stock option grant whereby she is entitled to 25,000 shares of Common Stock of the Company as of the date of the grant on the condition that i) the exercise price will be the current market price on the date of the grant; and ii) the options will be issued with a two-year maturity. Any portion of this stock option grant that is not exercised on the date of termination shall be forfeited on such date of termination except: (i) in the case of Termination by the Company Without Cause; and (ii) upon a Change in Control (as defined in the Equity Incentive Plan) of the Company. To allow Ms. Walsh to prevent or mitigate dilution of her equity interests in the Company, in connection with each financing, Ms. Walsh shall be provided an opportunity to invest in the Company such that her interest, at her option, remains undiluted or partially diluted.

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The Company’s compensation committee believes the agreements and other incentives granted to these named executive officers align our named executive officers’ interests with those of our stockholders. Our compensation committee and board of directors continues to evaluate our executive compensation program with a view toward motivating our named executive officers to meet our strategic operational and financial goals in the best interests of our stockholders.

Potential Payments upon Termination of Change in Control

None.

Changes to Potential Payments upon Termination of Change in Control

None.

Consulting Agreements for Executives

None other than noted above.

Grants of Plan-Based Awards

None.

Executives Outstanding Equity Awards at Fiscal Year End

Name	Grant Date	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
(a)		(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Jeffrey Frelick, Chief Operating Officer	May 27, 2020	26,915	-	-	$20.50	May 27, 2026	-	-	-	-
	December 28, 2015	104,060	-	-	$15.90	December 27, 2025	-	-	-	-
		-	-	-	-	-	-	-	7,739	$7,275

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Director Compensation

The following table shows information regarding the compensation earned during the year ended December 31, 2021 by the members of our board of directors.

Name	Fees Earned or Paid in Cash	Option Awards	Share Awards	Total
Bruce Stroever	$7,500	$12,500	-	$20,000
Don Hankey(1)	-	-	-	-
Erick Lucera(3)	7,500	97,268	-	104,768
Sid Angle(3)	7,500	97,267	-	104,767
Stephen R. La Neve(1)(4)	-	-	-	-
Bret Hankey(1)(2)	-	-	-	-

Total	$22,500	$207,035	$-	$229,535

(1)	Non-independent director. No compensation paid per our Non-Employee Director Compensation Policy.

(2)	Resigned effective October 12, 2021.

(3)	Appointed effective October 12, 2021.

(4)	Effective June 28, 2022, Mr. La Neve becqme an independent director since it has been three (3) years since he was employed by the Company.

The Board adopted a Non-Employee Director Compensation Policy (the “Director Compensation Policy”) as following:

Annual Cash Compensation

Each Non-Employee Director will receive the cash compensation set forth below for service on the Board. The annual cash compensation amounts will be payable in equal quarterly installments, in arrears following the end of each quarter in which the service occurred, pro-rated for any partial months of service. All annual cash fees are vested upon payment.

1.	Annual Board Service Retainer:

a.	All Non-Employee Directors other than the Board Chair: $25,000

b.	Non-Employee Director who is the Board Chair: $35,000

2.	Annual Committee Chair Service Retainer (in addition to Annual Board Service Retainer):

a.	Chairman of the Audit Committee: $5,000

b.	Chairman of the Compensation Committee: $5,000

c.	Chairman of the Corporate Governance Committee: $5,000

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Equity Compensation

Equity awards will be granted under the Company’s 2015 Equity Incentive Plan or any successor equity incentive plan (the “Plan”). All stock options granted under this Director Compensation Policy will be Nonstatutory Stock Options (as defined in the Plan), with a term of ten years from the date of grant and an exercise price per share equal to 100% of the Fair Market Value (as defined in the Plan) of the underlying common stock of the Company (“Common Stock”) on the date of grant.

(a)	Automatic Equity Grants.

(i) Initial Grant for New Directors. Without any further action of the Board, each person who, after the Effective Date, is elected or appointed for the first time to be a Non-Employee Director will automatically, upon the date of his or her initial election or appointment to be a Non-Employee Director, be granted a Nonstatutory Stock Option to purchase 20,000 shares of Common Stock (the “Initial Grant”), regardless of when such person is elected or appointed to the Board. Each Initial Grant will fully vest on the date of the annual meeting of the stockholders of the Company (“Annual Meeting”) next following the Initial Grant.

(ii) Annual Grant. Without any further action of the Board, at the close of business on the date of each Annual Meeting following the Effective Date, each person who is then a Non-Employee Director will automatically be granted a Nonstatutory Stock Option to purchase a number of shares of Common Stock having an Option Value (calculated on the date of grant) of $50,000 (the “Annual Grant”). Each Annual Grant will vest in a series of four (4) successive equal quarterly installments over the one-year period measured from the date of grant.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee is or was an executive officer of our company or had any relationships requiring disclosure by us under the SEC’s rules requiring disclosure of certain relationships and related-party transactions. None of our executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity, the executive officers of which served as a director or member of our compensation committee during the fiscal year ended December 31, 2021.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None of the following persons has any direct or indirect material interest in any transaction to which we are a party since our incorporation or in any proposed transaction to which we are proposed to be a party:

●	Any of our directors or officers;

●	Any proposed nominee for election as our director;

●	Any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to our Common Stock; or

●	Any relative or spouse of any of the foregoing persons, or any relative of such spouse, who has the same house as such person or who is a director or officer of any parent or subsidiary of our Company.

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Review, Approval or Ratification of Transactions with Related Persons

Due to the small size of our Company, we do not at this time have a formal written policy regarding the review of related party transactions, and rely on our full Board of Directors to review, approve or ratify such transactions and identify and prevent conflicts of interest. Our Board of Directors reviews any such transaction in light of the particular affiliation and interest of any involved director, officer or other employee or stockholder and, if applicable, any such person’s affiliates or immediate family members. Management aims to present transactions to our Board of Directors for approval before they are entered into or, if that is not possible, for ratification after the transaction has occurred. If our Board of Directors finds that a conflict of interest exists, then it will determine the appropriate action or remedial action, if any. Our Board of Directors approves or ratifies a transaction if it determines that the transaction is consistent with our best interests and the best interest of our stockholders.

STOCKHOLDER PROPOSALS

Stockholder Proposals for Inclusion in Company Proxy Statement. Stockholders may present proposals, including nominations for directors, for inclusion in our proxy statement prepared in connection with the Annual Meeting of stockholders to be held in the fiscal year ending December 31, 2022 (the “Next Annual Meeting”). Among other requirements, for a proposal to be considered for inclusion in the proxy statement for the Next Annual Meeting, written notice must be received by the corporate secretary at our principal executive offices no later than 120 calendar days before the anniversary of the date of the Company’s proxy statement released to stockholders in connection with the previous year’s Annual Meeting. Accordingly, we must receive all such written notices no later than April 25, 2023.

Receipt of a stockholder proposal does not necessarily guarantee that the proposal will be included in the proxy statement for the Next Annual Meeting. Stockholders interested in submitting a nomination or proposal for consideration at the Next Annual Meeting should also consult our Bylaws to ensure that any such notice of nomination or proposal is submitted to the Company in proper form. In addition, stockholders should also be aware that any such proposal must comply with SEC rules concerning the inclusion of stockholder proposals in Company-sponsored proxy materials. Our Board will review any proposal that is received by the deadline and determine if it is a proper proposal for inclusion in the proxy statement for the Next Annual Meeting.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are Company stockholders will be “householding” the Company’s proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker or the Company. Direct your written request to Bone Biologics Corporation, Attention: Corporate Secretary, 2 Burlington Woods Drive, Ste 100, Burlington, MA 01803 and oral requests may be made by calling the Company at (781) 552-4452. Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

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OTHER MATTERS

Management does not intend to present any other items of business and knows of no other matters that will be brought before the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please sign and date the enclosed proxy card.

FORWARD-LOOKING STATEMENTS

This proxy statement and materials delivered with this proxy statement, including our annual report on Form 10-K, for the year ended December 31, 2021, contains “forward-looking” statements. All statements other than statements of historical facts included in this proxy statement and materials delivered with this proxy statement, including, without limitation, statements regarding our financial position, business strategy, and plans and objectives of management for future operations and capital expenditures, are forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements and the assumptions upon which the forward-looking statements are based are reasonable, we can give no assurance that such expectations and assumptions will prove to have been correct. Additional statements concerning important factors that could cause actual results to differ materially from our expectations are disclosed in the “Note Regarding Forward Looking Statements” section of our annual report on Form 10-K for the year ended December 31, 2021. All written and oral forward-looking statements attributable to us or persons acting on our behalf subsequent to the date of this proxy statement are expressly qualified in their entirety by such cautionary statements.

WHERE YOU CAN FIND MORE INFORMATION

Bone Biologics Corporation files reports, proxy statements, and other information with the Securities and Exchange Commission (“SEC”). You can read and copy these reports, proxy statements, and other information concerning our company at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information about the operation of the SEC’s Public Reference Room. The SEC also maintains an Internet site that contains all reports, proxy statements and other information that we file electronically with the SEC. The address of that website is http://www.sec.gov.

The proxy statement, proxy card and Annual Report to Stockholders for the fiscal year ended December 31, 2021 are available at the following website: www.bonebiologics.com. These documents are also available to any stockholder who wishes to receive a paper copy by calling 866-870-3684, visiting www.investorelections.com/BBLG or emailing paper@investorelections.com with “Bone Biologics Corporation Materials Request” in the subject line.

By Order of the Board of Directors,

/s/ Don Hankey
Don Hankey
Chairman of the Board of Directors

July 11, 2022

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BONE BIOLOGICS CORPORATION

Shareowner Services
P.O. Box 64945
St. Paul, MN 55164-0945

Vote by Internet, Telephone or Mail 24 Hours a Day, 7 Days a Week

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET/MOBILE –
www.proxypush.com/BBLG
Use the Internet to vote your proxy until 11:59 p.m. (CT) on August 22, 2022.

PHONE – **1-866-883-3382**
Use a touch-tone telephone to vote your proxy until 11:59 p.m. (CT) on August 22, 2022.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card.

Please detach here

The Board of Directors Recommends a Vote FOR Items 1, 2 and 3.

1. Election of directors: 01 Don Hankey, 02 Stephen R. LaNeve, 03 Bruce Stroever, 04 Erick Lucera, 05 Siddhesh Angle

☐ Vote FOR all nominees (except as marked) ☐ Vote WITHHELD from all nominees

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2. Approve, on a non-binding advisory basis, the compensation of the Company's named executive officers as disclosed in the proxy statement. ☐ For ☐ Against ☐ Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD RECOMMENDS.

Address Change? Mark box, sign, and indicate changes below: ☐

Date ______________________

Signature(s) in Box

Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

BONE BIOLOGICS CORPORATION

ANNUAL MEETING OF STOCKHOLDERS

August 23, 2022
11:00 a.m. ET

2 Burlington Woods Drive, Suite 100
Burlington, MA 01803

Bone Biologics Corporation

2 Burlington Woods Drive, Suite 100
Burlington, MA 01803

proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting on August 23, 2022.

The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify on the reverse side.

If no choice is specified, the proxy will be voted “FOR” Items 1, 2 and 3.

By signing the proxy, you revoke all prior proxies and appoint Jeffrey Frelick with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.

See reverse for voting instructions.